Exhibit 99.2
1 PIVOT-HD Data Update – Q2 2024 Matthew Klein, M.D. CEO June 2024 PIVOT-HD Interim Results

PIVOT-HD Data Update – Q2 2024 Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements with respect to the future expectations, plans and prospects for PTC, PTC's strategy, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses and other matters, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words, "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful. The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law.

PIVOT-HD Data Update – Q2 2024 Week 12 Interim Readout Met Key Objectives 3 PTC518 treatment resulted in dose-dependent lowering of HTT mRNA and protein levels in blood cells PTC518 demonstrated desired CSF exposure with higher concentrations of free drug in the CSF than plasma PTC518 was well tolerated with no treatment-related serious adverse events and no reports of peripheral neuropathy CSF NfL levels remained stable after 12 weeks of treatment with no treatment-related spikes

PIVOT-HD Data Update – Q2 2024 Key Objectives for Month 12 Interim Results Demonstrate durability of HTT protein lowering with PTC518 in blood cells Demonstrate continued safety and tolerability of PTC518 over 12 months Demonstrate evidence of activity on disease biomarkers Demonstrate evidence of CNS activity on functional clinical scales 4

PIVOT-HD Data Update – Q2 2024 Evidence of Durability of Effect, Safety and Dose-Dependent Benefit on Clinical Measures Note: Results based on interim readout Dose-dependent and durable lowering of HTT protein in blood at 12 months PTC518 was well tolerated with no evidence of treatment-related NfL spikes at 12 months Dose-dependent lowering of CSF mHTT levels Dose-dependent trends of improvement on key clinical measures including TMS and cUHDRS FDA Partial Clinical Hold Lifted 5

PIVOT-HD Data Update – Q2 2024 PIVOT-HD Study Design 6 12 weeks 9 months PTC518 5mg R PTC518 10mg Part 1 Part 2 Placebo PTC518 5mg PTC518 10mg Week 12 Endpoints • Safety and tolerability • Blood HTT mRNA and protein lowering • CNS exposure Month 12 Endpoints • CSF HTT protein lowering • CNS biomarkers • HD clinical scales

PIVOT-HD Data Update – Q2 2024 Cohort of Month 12 Patient Characteristics 7 Category Placebo (N=10) PTC518 5mg (N=10) PTC518 10mg (N=12) Overall (N=32) Age (years) mean 47.4 45.3 46.9 46.6 Gender, n (%) Male 7 (70.0%) 4 (40.0%) 7 (58.3%) 18 (56.3%) Female 3 (30.0%) 6 (60.0%) 5 (41.7%) 14 (43.8%) CAG length Mean (SD) 44.3 (2.00) 44.1 (2.13) 43.7 (2.31) 44.0 (2.11) Min – Max 42 – 47 42 – 49 42 – 50 42 – 50 TFC (Total Functional Capacity) Score Mean 13 13 13 13

8 PIVOT-HD Data Update – Q2 2024 Blood HTT Protein Lowering Results

PIVOT-HD Data Update – Q2 2024 -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% PTC518 Treatment Resulted in Dose-Dependent Blood mHTT Protein Lowering at Week 12 (June 2023) 9 Dose-dependent lowering of HTT protein +12% -21% -30% Note: Error bars represent the standard error of the mean. Mean % change from baseline blood mHTT (Week 12) Placebo PTC518 5mg PTC518 10mg

PIVOT-HD Data Update – Q2 2024 -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% PTC518 Treatment Results in Durable, Dose-Dependent Blood mHTT Protein Lowering at Month 12 10 Note: For each subject the mean values of pre- and post-treatments are used Dose-dependent lowering of HTT protein with steady state reached at 6-9 months Mean % change from baseline blood mHTT (Month 12) +14% -22% -43% Note: Error bars represent the standard error of the mean. Placebo PTC518 5mg PTC518 10mg

11 PIVOT-HD Data Update – Q2 2024 Biomarker and Clinical Scale Results

PIVOT-HD Data Update – Q2 2024 -50% -40% -30% -20% -10% 0% Placebo PTC518 5mg PTC518 10mg PTC518 Treatment Results in Dose-Dependent CSF mHTT Protein Lowering at Month 12 12 -9% -21% -43% Median % change from baseline (mHTT CSF) CSF protein lowering consistent with protein lowering in blood

PIVOT-HD Data Update – Q2 2024 NfL Levels Consistent Across Treatment Groups With No Evidence of Treatment-Related Spikes 13 -50% -40% -30% -20% -10% 0% -7% -3% -4% Median % change from baseline (NfL Plasma) Placebo PTC518 5mg PTC518 10mg Change in Plasma NfL Levels from Baseline to Month 12 0 5000 10000 15000 20000 25000 Baseline Month 3 Month 6 Month 9 Month 12 CSF Levels (pg/ml) Individual Subject CSF NfL Trajectories Note: One patient excluded due to non-treatment related viral syndrome Plasma NfL increases ~10-12% per year based on natural history data

14 PIVOT-HD Data Update – Q2 2024 Change in Striatum Brain Volume Consistent Across Treatment Groups -5.4% -5.2% -5.8% 0% -5% -10% -15% -20% -25% -30% -35% -40% -45% -50% Placebo PTC518 5mg PTC518 10mg Median striatum % change from baseline to Month 12

15 PIVOT-HD Data Update – Q2 2024 PTC518 Treatment Demonstrated Trend of Dose-Dependent Improvement of Total Motor Score Mean Change from baseline at Month 12 0.00 2.00 4.00 6.00 8.00 10.00 12.00 Placebo PTC518 5mg PTC518 10mg 4.90 2.00 1.33 Worsening Note: Error bars represent the standard error of the mean. Total Motor Score (TMS)

PIVOT-HD Data Update – Q2 2024 -2.50 -2.00 -1.50 -1.00 -0.50 0.00 Mean change from baseline at Month 12 Worsening Total Functional Capacity (TFC) -0.80 -0.30 -0.50 Placebo PTC518 5mg PTC518 10mg PTC518 Treatment Demonstrated Trends of Improvement on Other Key Clinical Measures 16 Worsening Composite UHDRS (cUHDRS) -2.50 -2.00 -1.50 -1.00 -0.50 0.00 Mean change from baseline at Month 12 -0.91 -0.62 -0.47 Placebo PTC518 5mg PTC518 10mg Note: Error bars represent the standard error of the mean.

17 PIVOT-HD Data Update – Q2 2024 Safety

PIVOT-HD Data Update – Q2 2024 PTC518 Treatment Continues to be Well Tolerated At Month 12 18 Most common adverse events were nasopharyngitis, influenza, headache, and falls PTC518 was well tolerated, with no dose-limiting toxicities Similar adverse event profile across all treatment groups, including placebo

PIVOT-HD Data Update – Q2 2024 * Unrelated to drug 19 # Judged by the investigator to be probably or possibly related to treatment Category Placebo (N=10) PTC518 5mg (N=12) PTC518 10mg (N=10) Subjects with at least one TEAE 8 (80.0) 9 (90.0) 11 (91.7) Subjects with at least one serious TEAE 2 (20.0) 0 1 (8.3) Subjects with at least one TEAEs leading to study treatment discontinuation 0 0 0 Subjects with at least one TEAE leading to death 0 0 0 Subjects with at least one treatment related AE# 1 (10.0) 5 (50.0) 6 (50.0) Subjects with at least one TEAEs by maximum severity N (%) 8 (80.0) 9 (90.0) 11 (91.7) Grade 1 5 (50.0) 4 (40.0) 3 (25.0) Grade 2 1 (10.0) 4 (40.0) 7 (58.3) Grade 3 2 (20.0) 1 (10.0) 1 (8.3) Grade 4/5 0 0 0 PTC518 Treatment Continues to be Well Tolerated at Month 12

PIVOT-HD Data Update – Q2 2024 Evidence of Durability of Effect, Safety and Dose-Dependent Benefit on Clinical Measures Dose-dependent and durable lowering of HTT protein in blood at 12 months PTC518 was well tolerated with no evidence of treatment-related NfL spikes at 12 months Dose-dependent lowering of CSF mHTT levels Dose-dependent trends of improvement on key clinical measures including TMS and cUHDRS FDA Partial Clinical Hold Lifted 20 Note: Results based on interim readout

21 PIVOT-HD Data Update – Q2 2024 Additional Week 12 Data

PIVOT-HD Data Update – Q2 2024 Patient Characteristics of Additional Week 12 Subjects 22 Category Placebo (Stage 2 N=18) (Stage 3 N=11) PTC518 5mg (Stage 2 N=13) (Stage 3 N=13) PTC518 10mg (Stage 2 N=14) (Stage 3 N=12) Overall (Stage 2 N=45) (Stage 3 N=36) Age (years) mean 48.6 48.7 47.0 48.1 Gender, n (%) Male 20 (69.0%) 12 (46.2%) 14 (53.8%) 46 (56.8%) Female 9 (31.0%) 14 (53.8%) 12 (46.2%) 35 (43.2%) CAG length Mean (SD) 43.7 (2.46) 43.9 (2.76) 44.4 (2.80) 44.0 (2.65) Min – Max 40 - 49 40 – 50 41 – 50 40 – 50 TFC (Total Functional Capacity) Score Mean 12.5 12.4 12.4 12.4

PIVOT-HD Data Update – Q2 2024 -40% -30% -20% -10% 0% 10% 20% 30% PTC518 Treatment Resulted in Dose-Dependent Blood mHTT Protein Lowering at Week 12 23 Note: Results include all subjects for whom biomarker data are available Mean % change from baseline blood mHTT (Week 12) +12% -16% -26% Dose-dependent lowering of HTT protein Placebo PTC518 5mg PTC518 10mg Note: Error bars represent the standard error of the mean.

PIVOT-HD Data Update – Q2 2024 PTC518 Safety Profile Consistent for Additional Week 12 Subjects 24 Most common adverse events were nasopharyngitis, influenza, headache, and falls PTC518 was well tolerated, with no dose-limiting toxicities Similar adverse event profile across all treatment groups, including placebo

25 PIVOT-HD Data Update – Q2 2024 25 Summary and Next Steps Evidence of favorable CNS activity with trends of improvement on key clinical measures and continued safety Continue PIVOT-HD and PIVOT-HD Open Label Extension studies Begin preparations for Phase 3 clinical trial